SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            FORM 8-K



       CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
              THE SECURITIES EXCHANGE ACT OF 1934


                           May 10, 2001
        ------------------------------------------------
        Date of Report (Date of Earliest Event Reported)



                EAGLE CAPITAL INTERNATIONAL, LTD.
     ------------------------------------------------------
     (Exact name of Registrant as specified in its charter)




                             Nevada
         ----------------------------------------------
         (State or Other Jurisdiction of Incorporation)



      0-26322                             88-0327648
------------------------        ---------------------------------
(Commission File Number)        (IRS Employer Identification No.)




     20283 State Road 7, Suite 213, Boca Raton, Florida 33498
     --------------------------------------------------------
             (Address of Principal Executive Offices)



                         (561) 487-3600
                 -------------------------------
                 (Registrant's Telephone Number)



  -------------------------------------------------------------_
  (Former Name or Former Address, if changed since last report)



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ITEM 5.   OTHER EVENTS.

     Effective May, 14, 2001, Eagle Capital International, Ltd. (OTCBB: EGCP) will change its name to Eagle Building Technologies, Inc. (the "Company"). The Company will commence trading under the new symbol "EGBT" at the opening of trading on Monday, May 14, 2001. The name change was effected to more accurately describe the Company's business operations.




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                           SIGNATURES


Pursuant to the requirements of the securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                EAGLE CAPITAL INTERNATIONAL, LTD.

Dated: May 10, 2001
                                By:/s/ Anthony D'Amato
                                   ------------------------------
                                   Anthony D' Amato
                                   President



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